UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2004

EARTHLINK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

	1375 Peachtree St., Atlanta, Georgia (Address of principal executive offices)	30309 (Zip Code)

(404) 815-0770 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events and Regulation FD Disclosure.

In connection with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, the Board of Directors of EarthLink, Inc. (“EarthLink”) has approved the establishment of a sales plan by Charles G. Betty, Chief Executive Officer, President and Director of EarthLink, to sell up to a maximum of 72,000 shares (the “Shares”) of EarthLink’s common stock, par value $.01 per share (the “Common Stock”), between September 1, 2004 and August 31, 2005. Under Mr. Betty’s sales plan, certain specified amounts of Shares may be sold on a monthly basis subject to the trading price of EarthLink’s Common Stock.  As of August 27, 2004, Mr. Betty owned 447,167 shares of Common Stock, options to purchase 1,276,197 shares of Common Stock, and 150,000 restricted stock units.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK, INC. (Registrant)

By:	/s/ Kevin M. Dotts
Name: Kevin M. Dotts
Title: Chief Financial Officer

Date: August 27, 2004